Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”), is made and entered into April 30, 2014, by and among Signature Group Holdings, Inc., a Delaware corporation (the “Company”) and W. Christopher Manderson (“Executive”).

WHEREAS, the parties desire to amend that certain Employment Agreement dated November 5, 2012 by and between the Company and Executive (the “Agreement”) to extend the Term of Agreement by four months.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Notwithstanding anything to the contrary in the Agreement, Section 1.1 of the Agreement shall be amended in its entirety to provide as follows:

“1.1 Term of Employment. The “Term” pursuant to this Agreement shall commence on November 5, 2012 and, unless terminated earlier pursuant to Section 4 hereto, shall terminate on July 31, 2014.”

2. Effect of Amendment. Except as expressly amended hereby, the Agreement shall remain unchanged and in full force and effect. This Amendment shall be deemed part of and is hereby incorporated into the Agreement. To the extent that any term or condition of the Agreement shall contradict or be in conflict with any term or condition of this Amendment, the terms and conditions of this Amendment shall control. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement, and it is understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) same with the same force and effect as if such signature were an original thereof. This Amendment cannot be altered, amended, changed or modified in any respect or particular except by an instrument in writing signed by all of the parties hereto.

IN WITNESS WHEREOF, this Amendment has been signed by the parties hereto effective as of the date set forth above.

SIGNATURE GROUP HOLDINGS, INC.

By:	/s/ Craig T. Bouchard
Craig T. Bouchard Chief Executive Officer

/s/ W. Christopher Manderson
W. CHRISTOPHER MANDERSON